EMPLOYMENT AGREEMENT

     THIS AGREEMENT made and effective this 1st day of August, 1998.

                                 B E T W E E N:

                          VOICE MOBILITY INC., ("VMI"),
             Incorporated pursuant to the laws of British Columbia,
                        (herein called the "Corporation")

                                                               OF THE FIRST PART

 and


 WILLIAM GARDINER, of the City of Vancouver in the Province of British Columbia,

                       (herein called the "the Executive")

                                                              OF THE SECOND PART


     WHEREAS the Corporation desires to employ the Executive and to enter into this agreement (the "Employment Agreement") embodying the terms of such employment;

     AND WHEREAS the Executive has accepted such employment on the basis of the terms and conditions set forth herein;

     IN CONSIDERATION of the recitals and mutual covenants contained herein and for other good and valuable consideration, the parties agree as follows:

1.   EMPLOYMENT

     The Corporation hereby employs the Executive and the Executive hereby accepts employment with the Corporation for the term of this Employment Agreement set forth in Section 2 below, in a position and with the duties, responsibilities and authority as the Corporation may, from time to time, assign to him, including, without limitation, those duties, responsibilities and authority more particularly set forth in Section 3 below, and upon all other terms and conditions set forth in this Employment Agreement.

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2.   TERM

     The term (the "term") of the Executive's employment shall commence on August 01, 1998 and shall continue until August 01, 2001, subject to those provisions of this Employment Agreement providing for earlier termination of the Executive's employment in certain circumstances. Thereafter, the term may be extended for additional one year periods from and after August 01, 2001 upon the agreement of the Executive and the Board of Directors of the Corporation, subject always to the provisions of paragraph 9 hereof.

3.   POSITION, RESPONSIBILITY

     It is intended that the Executive shall serve as the Vice President of Business Development for the corporation.

     Throughout the term of this Employment Agreement, the Executive shall devote his full business time and undivided attention during normal business hours to the business and affairs of the Corporation, except for vacations and except for illness or incapacity. Subject to Section 10, and subject to the approval of the Board of Directors of the Corporation, which will not be unreasonably withheld, nothing in this Employment Agreement shall preclude the Executive from devoting reasonable periods required for serving, as appropriate, on the Boards of Directors of other corporations, from engaging in charitable and public service activities, and from managing his personal investments, provided such activities do not materially interfere with the performance of his duties and responsibilities under this Employment Agreement and do not constitute a conflict of interest with respect to his employment herein.

4.   REMUNERATION: CASH AND STOCK OPTIONS.

     (a)  Cash - For services  rendered by the Executive during the term of this
          Agreement,   the  Executive   shall  be  entitled  to  receive  annual
          remuneration in cash in the amount of $60,000 payable semi-monthly.


     (b) Stock Options - The Executive shall also be eligible to receive Stock Options for a total of 100,000 Common Shares in the capital stock of Acrex Ventures Inc. The granting of these options is expressly subject to completion of a purchase of all the outstanding stock of the Corporation by Acrex Ventures Inc. as well as all terms and conditions (including price) as may be imposed by lawful regulatory authority and otherwise as may be set by the Board of Directors of Acrex Ventures Inc; provided however, that unless otherwise determined by lawful regulatory authority, the granting of such options together with the vesting thereof, shall occur immediately upon the approval of such lawful regulatory authority and provided further that in the event the Executive voluntarily terminates his position of employment with the Corporation, dies, or is disabled within the meaning of subparagraph 9(b) , or is terminated for cause pursuant to subparagraph 9(c) hereof, all options which have not yet vested and all right thereto shall be forfeited by the Executive, effective the date of notice of such termination.

     (c) Renumeration Reviews- The Executive will have compensation reviews every January 01. This compensation review will result in an immediate increase of no less than 15% of base pay at that time. The review can occur before or after that date but the compensation must be effective that date.

5.   PERQUISITES AND BUSINESS EXPENSES

     The Executive will be reimbursed for all reasonable expenses incurred by him in connection with the conduct of the Corporation's business upon presentation of sufficient evidence of such expenditures and provided the same are authorized expenditures pursuant to policies adopted by the Board of Directors of the Corporation from time to time.


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


6.   BENEFIT PROGRAMS

     The Executive will be entitled to participate in all Executive benefit programs of of the Corporation from time to time in effect under the terms and conditions of such programs, including, but not limited to, pension and other retirement plans, group life insurance, hospitalization and surgical and major medical coverages, dental insurance, sick leave, including salary continuation arrangements, vacations and holidays, long-term disability, and such other fringe benefits as are or may be available from time to time to other executives of the Corporation.

7.   VACATION

     The Executive shall be entitled to all usual public holidays and, in addition, such paid vacation time as he is entitled to from time to time under the Employment Standards Act of British Columbia. Such vacation time shall be utilized by the Executive at such time or times as do not materially interfere with the ongoing conduct of the Corporation's business and operations.

8.   TERMINATION OF EMPLOYMENT

     For the full length of this agreement the Executive cannot be terminated by the company without cause.

     (a) Death - In the event of the death of the Executive during the term of this Employment Agreement, the Executive's salary will be paid to the Executive's designated beneficiary, and in the absence of such designation, to the estate or other legal representatives of the Executive, through the end of the month in which death occurs. Rights and benefits of the Executive under the Executive benefit plans and programs of the Corporation, including life insurance, will be determined in accordance with the terms and conditions of such plans and programs.

     (b) Disability - The Executive's employment shall terminate automatically upon written notice from the Corporation in the event of the Executive's absence or inability to render the services required hereunder due to disability, illness, incapacity or otherwise for an aggregate of one hundred and eighty days during any 12 month period during the term. In the event of any such absence or inability, the Executive shall be entitled to receive the compensation provided for herein for such period, and thereafter the Executive shall be entitled to receive compensation in accordance with the Corporation's long-term disability plan, if any, together with such compensation, if any, as may be determined by the Board of Directors of the Corporation.

     (c) Termination by the Corporation for Cause - In the event of a termination for cause, there will be no continued salary payments by the Corporation to the Executive and any rights and benefits of the Executive under the Executive benefit plans and programs of the Corporation will be determined in accordance with the terms of such plans and programs. For the purposes of this Sub-Section and of the Executive's employment with the Corporation, "cause" shall mean that:

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


          i) The Executive has committed a felony or indictable offence or has improperly enriched himself at the expense of the Corporation or has committed an act evidencing dishonesty or moral turpitude, including without limitation an act of theft;

          ii) The Executive, in carrying out his duties hereunder, (A) has been wilfully or grossly negligent, or (B) has committed wilful and gross misconduct or, (C) has failed to comply with a clear instructions or directives from the Board of Directors of the Corporation after having been informed of a failure to so comply;

          iii) The Executive has breached a material term of this Employment Agreement;

          iv) The Executive becomes bankrupt or in the event a receiving order (or any analogous order under any applicable law) is made against the Executive or in the event the Executive makes any general disposition or assignment for the benefit of his creditors; or

          v) The Executive commits any other act giving the Corporation cause to terminate the Executive's employment, including, but not limited to chronic alcoholism or drug addiction, material malfeasance or non-feasance with respect to the Executive's duties hereunder.

               Priorto any termination of the Executive for cause due to the first only of any occurrence described in subparagraphs ii),
               (iii), and (v) above, the Corporation shall notify the Executive in writing of the particulars of the occurrence upon which termination would be based and shall in such notice advise the Executive as to whether, in that Corporation's sole discretion, the default of the Executive occasioned by such occurrence is capable of being cured or rectified in full without loss or damage to the Corporation, in which case the Corporation shall afford the Executive a reasonable period of not less than five business days in which to cure or rectify such default. In such event and provided the Executive cures or rectifies such default in full without loss or damage to the Corporation, the Executive's employment shall not be terminated on the basis of such occurrence.

     (d) Termination by the Executive - The Executive shall be entitled to terminate this agreement at any time upon giving the Corporation three
          (3) months written notice.

9.   NON-COMPETITION

     The Executive agrees that during the period of the Executive's employment with the Corporation and for a period of twelve months from the last payment of compensation to the Executive by the Corporation, the Executive shall not engage in or participate in any business activity that competes, directly or indirectly in the North American market, with the business of the Corporation, or that of its parent, subsidiary or affiliate companies, organizations or entities.

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


     For the purposes of this Section, the Executive shall be deemed to "compete, directly or indirectly, with the business of the Corporation or its parent, subsidiariy, or affiliate companies, organizations or entities" if the Executive is or becomes engaged, otherwise than at the request of the Corporation, as an officer, director or the Executive of, or is or becomes associated in a management, ownership, consultantancy or agency capacity with any corporation, partnership or other enterprise or venture whose business includes the distribution of competing services or products.

     It is the desire and intent of the parties that the provisions of this Section shall be enforceable to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular portion of this Section is adjudicated unenforceable in any jurisdiction such adjudication shall apply only in that particular jurisdiction in which such adjudication is made.

10.  NON-SOLICITATION

     The Executive agrees that for a period of one year following the termination of the Executive's employment with the Corporation, for any reason whatsoever, the Executive will not, whether as principal, agent, executive, employer, director, officer, shareholder or in any other individual or representative capacity, solicit or attempt to retain in any way whatsoever, any of the Executives or employees of either of the Corporation or its parent, subsidiary or affiliate companies, organizations or entities.

11.  CONFIDENTIAL INFORMATION

     All confidential records, material and information and copies thereof and any and all trade secrets concerning the business or affairs of the Corporation or any of its parent, subsidiary, or affiliate companies, organizations or entities, obtained by the Executive in the course and by the reason of his employment shall remain the exclusive property of that Corporation. During the Executive's employment or at any time thereafter, the Executive shall not divulge the contents of such confidential records or any of such confidential information or trade secrets to any person other than to the Corporation, or to the Corporation's qualified Officers or Executives, and the Executive shall not, following the termination of his employment hereunder, for any reason use the contents of such confidential records or other confidential information or trade secrets for any purpose whatsoever.

12.  WITHHOLDING

     Anything to the contrary notwithstanding, all payments required to be made by the Corporation hereunder to the Executive or his estate or beneficiaries, shall be subject to the withholding of such amounts relating to taxes as the Corporation may reasonably determine, after consultation with the Executive, it should withhold pursuant to any applicable law or regulation. In lieu of withholding such amounts, in whole or in part, the Corporation may, in its sole discretion, accept other provisions for payment of taxes and withholdings as required by law, provided that the Corporation is satisfied that all requirements of law affecting the Corporation's responsibilities to withhold have been complied with.

13.  ENTIRE AGREEMENT

     This Employment Agreement contains the entire agreement between the parties hereto with respect to matters herein and supersedes all prior agreements and understandings, oral or written, between the parties hereto relating to such matters.

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


14.  ASSIGNMENT

     Except as herein expressly provided, the respective rights and obligations of the Executive and the Corporation under this Employment Agreement shall not be assignable by either party without the written consent of the other party and shall enure to the benefit of and be binding upon the Executive and the Corporation and their permitted successors or assigns, including, in the case of the Corporation, any other corporation or entity with which such Corporation may be merged or otherwise combined or which may acquire that Corporation or its assets in whole or in substantial part, and, in the case of the Executive, his estate or other legal representatives. Nothing herein expressed or implied is intended to confer on any person other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Employment Agreement.

15.  APPLICABLE LAW

     This Employment Agreement shall be deemed a contract under, and for all purposes shall be governed by and construed in accordance with, the laws of the Province of British Columbia without regard to the conflict of laws rules thereof. The Corporation and the Executive hereby irrevocably consent and attorn to othe jurisdiction of the courts of the Province of British Columbia with respect to any dispute or proceeding arising in connection with this Employment Agreement.

16.  AMENDMENT OR MODIFICATION: WAIVER

     No provision of this Employment Agreement may be amended or waived unless such amendment or waiver is authorized by the Corporation (including any authorized officer or committee of the Board of Directors) and is in writing signed by the Executive and by a duly authorized officer of the Corporation. Except as otherwise specifically provided in this Employment Agreement, no waiver by any party hereto of any breach by the other parties of any condition or provision of this Employment Agreement to be performed by such other party or parties shall be deemed a waiver of a similar or dissimilar breach, condition or provision at the same time or at any prior or subsequent time.

17.  RESIGNATIONS

     The Executive hereby agrees that, upon termination of this employment for any reason whatsoever, the Executive shall thereupon be deemed, upon the request of the Corporation, to have immediately resigned any position the Executive may have as an officer and/or director of the Corporation, together with any other office, position or directorship which the Executive may hold with any of the Corporation's parent, subsidiary or related entities in connection with or arising from the performance of the Executive duties of employment under this Employment Agreement. In such event, the Executive shall, at the reasonable request of the Corporation, forthwith execute any and all documents appropriate to evidence such resignations which are consistent with the terms of this Employment Agreement.

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18.  PROVISIONS SURVIVING TERMINATION

     It is expressly agreed that notwithstanding termination of the Executive's employment with and by the Corporation for any reason or cause or in any circumstances whatsoever, such termination shall be without prejudice to the rights and obligations of the Executive and the Corporation, in relation or arising up to the time up to and including the date of termination; and the provisions of Sections 9(c) and (d), 10 to 13 inclusive, 16, and 18 to 23 inclusive of this Employment Agreement, shall all remain and continue in full force and effect unless and until the Board of Directors of the Corporation at their absolute discretion resolves otherwise and so notifies the Executive in writing.

19.  SEVERABILITY

     In the event that any provision or portion of this Employment Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions and portions of this Employment Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

20.  COUNTERPARTS

     This Employment Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

21.  REFERENCES

     In the event of the Executive's death or a judicial determination of his incompetency, reference in this Employment Agreement to the Executive shall be deemed, where appropriate, to refer to his beneficiary or beneficiaries.

22.  CAPTIONS

     Captions to the Sections of this Employment Agreement are solely for convenience and no provision of this Agreement is to be construed by reference to the captions of that Section.

     IN WITNESS WHEREOF this Employment Agreement has been executed by a duly authorized officer of the Corporation and the Executive as of the day first above written.



                                        VOICE MOBILITY INC.



                                        By: /s/ JAMES HUTTON
                                            ----------------
                                           JAMES HUTTON

SIGNED, SEALED and              )
DELIVERED in the presence of:   )
                                )
                                )
/S/ MICHELLE JACOBSEN           )         /S/ WILLIAM GARDINER
MICHELLE JACOBSEN                         WILLIAM GARDINER


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